SUPPLEMENT DATED NOVEMBER 1, 2004 TO
                    THE TRAVELERS SERIES TRUST: CONVERTIBLE SECURITIES PORTFOLIO
                                                    PROSPECTUS DATED MAY 3, 2004


Effective November 1, 2004, the following information supplements the information in the Convertible Securities Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

GOALS AND INVESTMENTS SECTION

The Portfolio Manager information is deleted in its entirety and replaced with the following:

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   PORTFOLIO MANAGER:            Robert Simmons
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THE SUBADVISER AND PORTFOLIO MANAGER SECTION

This second paragraph is deleted and replaced in its entirety with the following:

Mr. Robert Simmons is responsible for the day to day management of the Fund. Mr. Simmons is the Director of Equity Trading and the high yield bond trader for TAMIC, and has served as the Assistant Portfolio Manager for the Fund. He has been in the investment field for sixteen years. Prior to joining the Travelers Group (a predecessor to Citigroup) in 1992, Mr. Simmons served as Vice President
- Head Trader at SunAmerica Asset Management Corp.



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